SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 19, 2001

GLIMCHER REALTY TRUST

(Exact name of Registrant as Specified in its Charter)

Maryland

(State or other Jurisdiction of Incorporation)

                            1-12482                                                                           31-1390518
              (Commission File Number)                                          (IRS Employer Identification No.)

     20 South Third Street, Columbus, Ohio                                                          43215
    (Address of Principal Executive Offices)                                                  (Zip Code)

Registrant's Telephone Number, Including Area Code     [(614) 621-9000

[N/A]
(Former Name or Former Address, if Changed Since Last Report )

Item 5. Other Events.

        On April 19, 2001, Glimcher Realty Trust (the "Company") issued a press release announcing results for the first quarter ended March 31, 2001, a copy of which is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

          (a) Financial Statements of Businesses Acquired.

               Not applicable.

          (b) Pro Forma Financial Information.

               Not applicable.

          (c) Exhibits

               Exhibit 99.1 Press Release, dated April 19, 2001, announcing results for the Company's first quarter ended March 31, 2001.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLIMCHER REALTY TRUST By: /s/ William G. Cornely William G. Cornely Executive Vice President, Chief Operating Officer Chief Financial Officer and Treasurer

Date: April 25, 2000

EXHIBIT INDEX

EXHIBIT NO.
Exhibit 99.1	Press Release, dated April 19, 2001, announcing results for the Company's first quarter ended March 31, 2001.